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                                                                   EXHIBIT 99.2


                         Notice of Guaranteed Delivery

                                      for

                          12.50% Senior Notes due 2005

                                       of


                            IXC COMMUNICATIONS, INC.
                 ATLANTIC STATES MICROWAVE TRANSMISSION COMPANY
                 CENTRAL STATES MICROWAVE TRANSMISSION COMPANY
                               IXC CARRIER, INC.
                            IXC LONG DISTANCE, INC.
                          LINK NET INTERNATIONAL, INC.
                         RIO GRANDE TRANSMISSION, INC.
                            TELCOM ENGINEERING, INC.
                       TOWER COMMUNICATION SYSTEMS CORP.
                          WEST TEXAS MICROWAVE COMPANY
                 WESTERN STATES MICROWAVE TRANSMISSION COMPANY


         This form or one substantially equivalent hereto must be used to accept the Exchange Offer of IXC Communications, Inc., Atlantic States Microwave Transmission Company, Central States Microwave Transmission Company, IXC Carrier, Inc., IXC Long Distance, Inc., Link Net International, Inc., Rio Grande Transmission, Inc., Telcom Engineering, Inc., Tower Communication Systems Corp., West Texas Microwave Company and Western States Microwave Transmission Company (collectively, the "Company") made pursuant to the Prospectus dated ____________, 1996 (the "Prospectus") if certificates for the 12.50% Series A Senior Notes due 2005 (the "Old Notes") of the Company are not immediately available or if the Old Notes, the Letter of Transmittal or any other documents required thereby cannot be delivered to the Exchange Agent or the procedure for book-entry transfer cannot be completed, prior to 5:00 P.M., New York City time, on the Expiration Date (as defined in the Prospectus). Such form may be delivered by hand or transmitted by facsimile transmission, overnight courier or mail to the Exchange Agent. Capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

           To: IBJ Schroder Bank & Trust Company, The Exchange Agent


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 By Registered or Certified Mail:                       By Hand or Overnight Courier:
 IBJ Schroder Bank & Trust Company                      IBJ Schroder Bank & Trust Company.
 Bowling Green Station                                  One State Street
 P.O. Box 84                                            New York, New York 10004
 New York, New York 10274-0084                          Attention:  Securities Processing Window
 Attention:  Reorganization Operations Department       Subcellar One, (SC-1)
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                                                  By Facsimile:
                                                  (212) 858-2611
                                                  Attention: Customer Service

                                                  Confirm by telephone:
                                                  (212) 858-2103
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                 DELIVERY OF THIS INSTRUMENT TO AN ADDRESS, OR TRANSMISSION OF
INSTRUCTIONS VIA A FACSIMILE, OTHER THAN AS SET FORTH ABOVE, DOES NOT CONSTITUTE A VALID DELIVERY.

                 This form is not to be used to guarantee signatures. If a signature on the Letter of Transmittal to be used to tender Old Notes is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the Letter of Transmittal.


LADIES AND GENTLEMEN:

                 The undersigned hereby tenders to IXC Communication, Inc., a Delaware corporation, Atlantic States Microwave Transmission Company, a Nevada corporation, Central States Microwave Transmission Company, an Ohio corporation, IXC Carrier, Inc., a Nevada corporation, IXC Long Distance, Inc., a Delaware corporation, Link Net International, Inc., a Delaware corporation, Rio Grande Transmission, Inc., a Delaware corporation, Telcom Engineering, Inc., a Texas corporation, Tower Communication Systems Corp., an Ohio corporation, West Texas Microwave Company, a Texas corporation, and Western States Microwave Transmission Company, a Nevada corporation (collectively, the "Company"), upon the terms and subject to the conditions set forth in the Prospectus and the Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which is hereby acknowledged, _______________________________ Old Notes pursuant to the guaranteed delivery (principal amount of Old Notes) procedures set forth in Instruction 1 of the Letter of Transmittal.




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           NOTE:  SIGNATURES MUST BE PROVIDED WHERE INDICATED BELOW.

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Principal Amount(s) of Old Notes                            Name(s) of Record Holder(s)

 . . . . . . . . . . . . . . . . . . . . . . . . .           . . . . . . . . . . . . . . . . . . . . . . . . .

 . . . . . . . . . . . . . . . . . . . . . . . . .           . . . . . . . . . . . . . . . . . . . . . . . . .
                                                                           PLEASE PRINT OR TYPE


                                                            Address . . . . . . . . . . . . . . . . . . . . .

                                                            . . . . . . . . . . . . . . . . . . . . . . . . .
                                                                                                     ZIP CODE

                                                            Area Code and Tel. No.  . . . . . . . . . . . . .

                                                            Signature(s)  . . . . . . . . . . . . . . . . . .

                                                            . . . . . . . . . . . . . . . . . . . . . . . . .

                                                            Dated:  . . . . . . . . . . . . . . . . . . . . .

                                                            If Old Notes will be delivered by book-entry
                                                            transfer at The Depository Trust Company ("DTC"),
                                                            Depository Account No:  . . . . . . . . . . . . .
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                 This Notice of Guaranteed Delivery must be signed by the
registered Holder(s) of Old Notes exactly as its (their) name(s) appear on certificates for Old Notes or on a security position listing as the owner of
Old Notes, or by person(s) authorized to become registered Holder(s) by endorsements and documents transmitted with this Notice of Guaranteed Delivery.
If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must provide the following information.

                      Please print name(s) and address(es)

Name(s):    . . . . . . . . . . . . . . . . . . . . . . . . . .

            . . . . . . . . . . . . . . . . . . . . . . . . . .

Capacity:   . . . . . . . . . . . . . . . . . . . . . . . . . .

Address(es):. . . . . . . . . . . . . . . . . . . . . . . . . .

            . . . . . . . . . . . . . . . . . . . . . . . . . .



                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

                 The undersigned, a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States or a commercial bank or trust company having an office or correspondent in the United States or an "Eligible Guarantor Institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), hereby (a) represents that the above named person(s) "own(s)" the Old





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Notes tendered hereby within the meaning of Rule 10b-4 under the Exchange Act,
(b) represents that such tender of Old Notes complies with Rule 10b-4 and (c) guarantees that delivery to the Exchange Agent of certificates for the Old Notes tendered hereby, in proper form for transfer (or confirmation of the book-entry transfer of such Old Notes into the Exchange Agent's Account at DTC, pursuant to the procedures for book-entry transfer set forth in the Prospectus), with delivery of a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof) with any required signature and any other required documents, will be received by the Exchange Agent at one of its addresses set forth above within five New York Stock Exchange trading days after the Expiration Date.

        THE UNDERSIGNED ACKNOWLEDGES THAT IT MUST DELIVER THE LETTER OF TRANSMITTAL AND OLD NOTES TENDERED HEREBY TO THE EXCHANGE AGENT WITHIN THE TIME PERIOD SET FORTH ABOVE AND THAT FAILURE TO DO SO COULD RESULT IN FINANCIAL LOSS TO THE UNDERSIGNED.


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
Name of Firm  . . . . . . . . . . . . . . . . . .           . . . . . . . . . . . . . . . . . . . . . . . . .
                                                                           AUTHORIZED SIGNATURE

Address . . . . . . . . . . . . . . . . . . . . .           Name  . . . . . . . . . . . . . . . . . . . . . .
                                                                           PLEASE PRINT OR TYPE

 . . . . . . . . . . . . . . . . . . . . . . . . .           Title . . . . . . . . . . . . . . . . . . . . . .
                                         ZIP CODE

Area Code and Tel. No.  . . . . . . . . . . . . .           Date  . . . . . . . . . . . . . . . . . . . . . .

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Dated:  _____________________, 199_


NOTE: DO NOT SEND OLD NOTES WITH THIS FORM; OLD NOTES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL SO THAT THEY ARE RECEIVED BY THE EXCHANGE AGENT WITHIN FIVE NEW YORK STOCK EXCHANGE TRADING DAYS AFTER THE EXPIRATION DATE.





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